SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     May 4, 2016

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, the shareholders of EnPro Industries, Inc. (the “Company”) voted to approve an amendment and restatement of the EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (the “Equity Plan”) which increased the shares that may be awarded under the Equity Plan by 925,000 shares. A description of the Equity Plan is included on pages 55 through 59 of the Company’s definitive proxy statement for the annual meeting of shareholders held on May 4, 2016, filed with the Securities and Exchange Commission on March 31, 2016, which description is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Company held its 2016 annual meeting of shareholders on May 4, 2016.

(b)    The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.    Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Thomas M. Botts	18,822,087	975,266
Felix M. Brueck	18,821,567	975,786
B. Bernard Burns, Jr.	19,737,660	59,693
Diane C. Creel	19,726,321	71,032
Gordon D. Harnett	19,655,646	141,707
David L. Hauser	19,726,785	70,568
John Humphrey	19,739,927	57,426
Stephen E. Macadam	19,746,948	50,405
Kees van der Graaf	18,821,280	976,073

There were 872,471 broker non-votes on the proposal for the election of directors.

Proposal 2.    Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
17,758,503	2,009,058	29,792	872,471

Proposal 3.    Approval of an amendment and restatement of the Equity Plan.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,059,866	714,981	22,506	872,471

Proposal 4.    Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2016.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
20,489,601	160,254	19,969	—

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.1
EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (2016 Amendment and Restatement) (incorporated by reference to Annex A to the Proxy Statement on Schedule 14A filed by EnPro Industries, Inc. on March 31, 2016 (File No. 001-31225))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 5, 2016

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (2016 Amendment and Restatement) (incorporated by reference to Annex A to the Proxy Statement on Schedule 14A filed by EnPro Industries, Inc. on March 31, 2016 (File No. 001-31225))